--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                               -------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2005
                                                          --------------
                               -------------------

                       BANC OF AMERICA FUNDING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -------------------

           DELAWARE                     333-121559             56-1930085
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                    IDENTIFICATION NUMBER)

                             214 NORTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            (ADDRESS AND ZIP CODE OF
                          PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (704) 386-2400

                               -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.2     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

                            Signature page to follow

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2005

                                          BANC OF AMERICA FUNDING CORPORATION

                                          By:   /s/ Scott Evans
                                              ----------------------------------
                                                Scott Evans
                                                Senior Vice President